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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event report) August 27, 1997
                                                        ---------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-14274                  37-1351861
      --------                       -------                  ----------
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

              2101 N. Veterans Parkway, Bloomington, Illinois 61704
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.     Other Events
            ------------

            On August 27, 1997, Citizens Savings Bank, F.S.B. ("Citizens"), the wholly owned subsidiary of Citizens First Financial Corp. signed a definitive agreement with the State Bank of Graymont ("Graymont") regarding the sale by Citizens to Graymont of certain assets and the deposits of Citizens branch office located at 314 Crittenden, Chenoa, Illinois. The press release announcing the sale is attached.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a)   None
            (b)   None
            (c)   Exhibits

Exhibit No.                                        Page
-----------                                        ----

99.1        Press Release dated August 27, 1997      3



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      September 2, 1997       By:/s/ C. William Landefeld
                                       -----------------------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer


Dated:      September 2, 1997       By:/s/ Dallas G. Smiley
                                       -----------------------------------------
                                           Dallas G. Smiley
                                           Senior Vice-President and
                                           Chief Financial Officer




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